SECURITIES PURCHASE AGREEMENT

This SECURITIES  PURCHASE  AGREEMENT  (this  “Agreement”),  dated  as  of  June  6,

2016, is entered into  by and  between  CLEAN   ENERGY   TECHNOLOGIES,   INC.,   a   Nevada

corporation  (the  “Company”),  and  EMA  Financial,  LLC,  a  Delaware  limited  liability  company

(the “Purchaser”).

WHEREAS,  subject  to  the  terms and  conditions  set  forth  in this  Agreement  and  pursuant to  Section  4(2)  of  the  Securities  Act  of  1933,  as  amended  (the  “Securities  Act”  or  “1933  Act”),

and  Rule 506 promulgated thereunder  by the United States Securities and Exchange Commission

(the “SEC”), the  Company desires to  issue and  sell to the Purchaser, and  the Purchaser desires to purchase  from  the  Company  a  12%  Convertible  Note  of  the  Company,  in  the  form  attached hereto  as  Exhibit  A,  in  the  principal  amount  of  $87,500.00  (together  with  any  note(s)  issued  in replacement  thereof  or  as  interest  thereon  or  otherwise  with  respect  thereto  in  accordance  with the  terms  thereof,  the  “Note”),  convertible  into  shares  (“Conversion  Shares”)  of  common  stock,

$0.001  par  value  per  share  (the  “Common  Stock”),  of the  Company,  upon  the  terms  and  subject to the  limitations and conditions set  forth in such Note.

NOW,  THEREFORE,  IN  CONSIDERATION  of  the  mutual  covenants  contained  in  this

Agreement, and  for other good and valuable consideration, the receipt  and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.   Purchase and Sale of Note.

a)

Purchase  of  Note.  On  the  Closing  Date  (as  defined  below),  the  Company shall  issue  and  sell  to  the  Purchaser,  and  the  Purchaser  agrees  to  purchase  from  the  Company,

the Note for an aggregate purchase price of $80,000.00 (“Purchase Price”).

b)

Form  of  Payment.  On  the  Closing  Date  (i)  the  Purchaser  shall  pay  the

Purchase  Price  by  wire  transfer  of  immediately  available  funds  to  the  Company,  in  accordance with  the  Company’s  written  wiring  instructions,  simultaneously  with  delivery  of  the  Note,  and

(ii)  the  Company  shall  deliver  such  Note  duly  executed  on  behalf  of  the  Company  to  the

Purchaser, simultaneously with delivery of such Purchase Price.

c)

Closing   Date.   Subject   to   the   satisfaction   (or   written   waiver)   of   the

conditions  thereto  set  forth  in  Section  6  and  Section  7  below,  the  closing  of  the  transactions contemplated  by  this  Agreement  (the  “Closing”)  shall  occur  on  the  first  business  day  following the  date  hereof  or  such  other  mutually  agreed  upon  time  (the  “Closing  Date”)  at  the  offices  of

  Purchaser’s counsel.

2.   Purchaser’s   Representations   and    Warranties.  The    Purchaser    represents   and

warrants to the Company that:

a)

Investment   Purpose.  Purchaser   is   acquiring   the   Securities   for   its  own

account  and  not  with  a  view  towards,  or  for  resale  in  connection  with,  the  public  sale  or distribution thereof in  violation of applicable  securities  laws; provided,  however,  by  making  the representations  herein,  Purchaser  does  not  agree,  or  make  any  representation  or  warranty,  to hold  any  of  the  Securities  for  any  minimum  or  other  specific  term  and  reserves  the  right  to

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dispose  of  the  Securities  at  any  time  in  accordance  with  or  pursuant  to  a  registration  statement

or an exemption under  the  1933  Act.   The  Purchaser  is acquiring  the Securities  hereunder  in the

ordinary  course  of  its  business.   The  Purchaser   does  not  presently  have  any  agreement  or

understanding,  directly  or  indirectly,  with  any  person  to  distribute  any  of  the  Securities  in violation of applicable securities laws.

b)

Accredited  Investor  Status.  The  Purchaser  is  an  “accredited  investor”  as that term is defined  in Rule 501(a) of Regulation D (an “Accredited Investor”).

c)

Reliance on Exemptions. The Purchaser understands that the Securities are

being   offered   and   sold   to   it   in   reliance   upon   specific   exemptions   from   the   registration

requirements  of United  States  federal  and  state  securities  laws  and  that  the  Company  is  relying upon  the  truth  and  accuracy  of,  and  the  Purchaser’s  compliance  with,  the  representations,

warranties,  agreements,  acknowledgments  and  understandings  of  the  Purchaser  set  forth  herein in  order  to  determine  the  availability  of  such  exemptions  and  the  eligibility  of  the  Purchaser  to acquire the Securities.

d)

Information.  The  Purchaser  and  its  advisors,  if  any,  have  been,  and  for  so long  as  the  Securities  remain  outstanding  will  continue  to  be,  furnished  with  all  materials relating  to  the  business,  finances  and  operations  of  the  Company  and  materials  relating  to  the offer  and  sale  of  the  Securities  which  have  been  reasonably  requested  by  the  Purchaser  or  its advisors, provided  that  the Purchaser  has not  been  furnished with, and  the Company shall not  in the  future  deliver  to  the  Purchaser  without  its  consent,  any  material  non-public  information concerning  the  Company.  The  Purchaser  and  its  advisors,  if  any,  have  been,  and  for  so  long  as the  Securities  remain  outstanding  will  continue  to  be,  afforded  the  opportunity to  ask  questions of the  Company.  Neither  such  inquiries  nor  any  other  due  diligence  investigation  conducted  by

Purchaser  or  any  of  its  advisors  or  representatives  shall  modify,  amend  or  affect  Purchaser’s right  to  rely  on  the  Company’s  representations  and  warranties  contained  in  Section  3  below.

The  Purchaser  understands  that  its  investment  in  the  Securities  involves  a  significant  degree  of risk.

e)

Governmental  Review.  The  Purchaser  understands  that  no  United  States federal  or  state  agency  or  any  other  government  or  governmental  agency  has  passed  upon  or made any recommendation or endorsement of the Securities.

f)

Transfer  or  Re-sale.  The  Purchaser  understands  that  (i)  the  sale  or  re-sale of the  Securities  has  not  been  and  is  not  being  registered  under  the  1933  Act  or  any  applicable state  securities  laws,  and  the  Securities  may  not  be  transferred  unless  (a)  the  Securities  are  sold pursuant  to  an  effective  registration  statement  under  the  1933  Act,  (b)  the  Purchaser  shall  have delivered  to  the  Company  an  opinion  of  counsel  that  shall  be  in  form,  substance  and  scope customary  for  opinions  of counsel  in  comparable  transactions  to  the  effect  that  the  securities  to

be   sold   or   transferred   may   be   sold   or   transferred   pursuant   to   an   exemption   from   such

registration, which opinion shall be reasonably acceptable to the Company,  (c) the Securities are sold  or  transferred  to  an  “affiliate”  (as defined  in  Rule  144  promulgated  under  the  1933  Act  (or a  successor  rule)  (“Rule  144”)  of  the  Purchaser  who  agrees  to  sell  or  otherwise  transfer  the

Securities  only  in  accordance  with  this  Section  2(f)  and  who  is  an  Accredited  Investor,  (d)  the

Securities  are  sold  pursuant  to  Rule  144,  or  (e)  the  Securities  are  sold  pursuant  to  Regulation  S

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  under the 1933 Act  (or a successor rule) (“Regulation S”) and the  Purchaser shall have delivered to  the  Company  an  opinion  of  counsel  reasonably  acceptable  to  the  Company  relating  to  such

Regulation S; (ii) any sale of such Securities made  in reliance on Rule 144  may be made only in accordance with the terms of such Rule and  further, if such Rule is not  applicable, any re-sale of such Securities under  circumstances  in  which the  seller  (or the person through whom the  sale  is made)  may be deemed to be an underwriter (as that term is defined  in the 1933 Act) may require compliance  with  some  other  exemption  under  the  1933  Act  or  the  rules  and  regulations  of  the

SEC  thereunder;  and  (iii)  neither  the  Company  nor  any  other  person  is  under  any  obligation  to register  such  Securities  under  the  1933  Act  or  any  state  securities  laws  or  to  comply  with  the

terms   and   conditions   of   any   exemption   thereunder   (in   each   case).   Notwithstanding   the

foregoing  or  anything  else  contained  herein  to  the  contrary,  the  Securities  may  be  pledged  as collateral in connection with a  bona  fide  margin account or other lending arrangement.

g)

Legends.  The  Purchaser  understands  that  the  Securities  have  been  issued

(or  will  be   issued   in  the  case  of  the  Conversion  Shares)  pursuant  to   an  exemption  from

registration  or  qualification  under  the  1933  Act  and  applicable  state  securities  laws,  and  except as set  forth below, the Securities shall bear any legend as required  by  the “blue sky” laws of any state  and  a  restrictive  legend  in  substantially  the  following  form (and  a  stop-transfer  order  may be placed against  transfer of such stock certificates):

“NEITHER   THE   ISSUANCE   AND   SALE   OF   THE   SECURITIES

REPRESENTED  BY  THIS  CERTIFICATE  NOR  THE  SECURITIES

INTO    WHICH    THESE    SECURITIES    ARE    [CONVERTIBLE]

[EXERCISABLE]

HAVE

BEEN][THE

SECURITIES

REPRESENTED   BY   THIS   CERTIFICATE   HAVE   NOT   BEEN]

REGISTERED   UNDER   THE   SECURITIES   ACT   OF   1933,   AS

AMENDED,  OR  APPLICABLE  STATE  SECURITIES  LAWS.  THE

SECURITIES    MAY    NOT    BE    OFFERED    FOR    SALE,    SOLD,

TRANSFERRED  OR  ASSIGNED  (I)  IN  THE  ABSENCE  OF  (A)  AN

EFFECTIVE

REGISTRATION

STATEMENT

FOR

THE

SECURITIES    UNDER    THE    SECURITIES    ACT    OF    1933,    AS

AMENDED,    OR    (B) AN    OPINION    OF    COUNSEL    TO    THE

HOLDER   (IF   REQUESTED   BY   THE   COMPANY),   IN   A   FORM

REASONABLY    ACCEPTABLE    TO    THE    COMPANY,    THAT

REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)

UNLESS   SOLD   OR   ELIGIBLE   TO   BE   SOLD   PURSUANT   TO

RULE

144

OR

RULE

144A

UNDER

SAID

ACT.

NOTWITHSTANDING    THE    FOREGOING,    THE    SECURITIES

MAY   BE   PLEDGED   IN   CONNECTION   WITH   A   BONA   FIDE

MARGIN    ACCOUNT    OR    OTHER    LOAN    OR    FINANCING

ARRANGEMENT SECURED BY THE SECURITIES.”

The  legend  set  forth  above  shall  be  removed  and  the  Company  shall  issue  a  certificate without  such  legend  to  the  holder  of any  Security  upon  which  it  is  stamped,  if,  unless  otherwise required  by  applicable  state  securities  laws,  (a)  such  Security  is  registered  for  sale  under  an effective  registration  statement  filed  under  the  1933  Act  or  otherwise  may  be  sold  pursuant  to

Rule  144  or  Regulation S  without  any restriction as to  the number  of securities as of a particular

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date that  can then be  immediately sold, or (b) such holder provides the Company with an  opinion of  counsel  at  the  Company’s  expense,  in  the  form,  substance  and  scope  customary  for  opinions of counsel  in  comparable  transactions,  to  the effect  that  a public  sale or transfer  of such Security

may  be   made  without  registration  under  the  1933  Act,   which  opinion  shall  be   reasonably

accepted  by the  Company  so  that  the  sale  or  transfer  is  effected.  The  Purchaser  agrees  to  sell  all

Securities,   including  those  represented   by  a   certificate(s)   from  which  the   legend   has   been

removed,  in compliance with applicable prospectus delivery requirements, if any.

h)

Authorization;  Enforcement.  This  Agreement  has  been  duly  and  validly authorized.  This  Agreement  has  been  duly  executed  and  delivered  on  behalf  of  the  Purchaser,

and  this  Agreement  constitutes  a  valid  and  binding  agreement  of  the  Purchaser  enforceable  in accordance with its terms.

3.   Representations  and  Warranties  of  the  Company.  The  Company  represents  and warrants to the Purchaser, as of the date hereof and the Closing Date,  that:

a)

Organization and Qualification. The Company and  each of its Subsidiaries

(as defined  below),  if any,  is a  corporation duly organized,  validly existing and  in good standing under  the  laws  of  the  jurisdiction  in  which  it  is  incorporated,  with  full  power  and  authority

(corporate and  other) to  own,  lease, use and operate  its properties and to  carry on its business as and  where  now  owned,  leased,  used,  operated  and  conducted.  Schedule  3(a)  sets  forth  a  list  of all  of  the  Subsidiaries  of  the  Company  and  the  jurisdiction  in  which  each  is  incorporated.  The

Company  and  each  of  its  Subsidiaries  is  duly  qualified  as  a  foreign  corporation  to  do  business and  is  in  good  standing  in  every  jurisdiction  in  which  its  ownership  or  use  of  property  or  the nature  of  the  business  conducted  by  it  makes  such  qualification  necessary  except  where  the failure  to  be  so  qualified  or  in  good  standing  would  not  have  a  Material  Adverse  Effect.

  “Material Adverse Effect”  means any material adverse effect  on the business, operations, assets,

financial condition or  prospects of the  Company or  its Subsidiaries,  if  any,  taken  as  a whole,  or on  the  transactions  contemplated  hereby  or  by  the  agreements  or  instruments  to  be  entered  into

in  connection  herewith.   “Subsidiaries”  means  any  corporation  or  other  organization,  whether incorporated  or  unincorporated,  in  which  the  Company  owns,  directly  or  indirectly,  any  equity or other ownership  interest.

b)

Authorization;  Enforcement.  (i)  The  Company  has  all  requisite  corporate power  and  authority to  enter  into  and  perform this  Agreement  and  the Note  and  to  consummate the transactions contemplated hereby and thereby and to  issue the Securities,  in accordance with the  terms  hereof and  thereof,  (ii)  the  execution  and  delivery of this  Agreement  and  the  Note  by the  Company  and  the  consummation  by  it  of  the  transactions  contemplated  hereby  and  thereby

(including  without  limitation,  the  issuance  of  the  Note  and  the  issuance  and  reservation  for issuance  of  the  Conversion  Shares  issuable  upon  conversion  and  exercise  thereof)  have  been duly authorized  by the Company’s Board of Directors and no  further consent  or authorization of the  Company,  its  Board  of  Directors,  or  its  shareholders  is  required,  (iii)  this  Agreement  has been  duly  executed  and  delivered  by  the  Company  by  its  authorized  representative,  and  such

authorized  representative   is  the  true  and  official  representative   with  authority  to   sign  this

Agreement  and  the  other  documents  executed  in  connection  herewith  and  bind  the  Company

accordingly,   and  (iv)  this   Agreement  constitutes,  and  upon  execution  and  delivery  by  the

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Company  of  the  Note  and  each  of  such  instruments  will  constitute,  a  legal,  valid  and  binding obligation of the Company enforceable against the Company in accordance with its terms.

c)

Capitalization.  As  of  the  date  hereof,  the  authorized  capital  stock  of  the

Company,  and  number  of  shares  issued  and  outstanding,  is  as  set  forth  in  the  Company’s  most recent  periodic  report  filed  with  the  SEC.  Except  as  disclosed  on  Schedule  3(c)  hereof,  no shares  are  reserved  for  issuance  pursuant  to  the  Company’s  stock  option  plans.  Except  as disclosed  in  the  SEC  Documents  no  shares  are  reserved  for  issuance  pursuant  to  securities exercisable  for,  or  convertible  into  or  exchangeable  for  shares  of  Common  Stock.  All  of  such outstanding  shares of capital stock are, or upon issuance will be, duly authorized,  validly issued,

fully  paid  and   non-assessable.   No   shares  of  capital  stock  of  the   Company  are  subject   to

preemptive  rights or  any other  similar  rights of the shareholders of the Company or  any liens or encumbrances  imposed  through the  actions or  failure to  act  of the Company.  As  of the effective

date  of  this  Agreement,  and  except  as  disclosed  in  the   SEC  Documents,  (i)  there  are   no

outstanding  options,  warrants,  scrip,  rights  to  subscribe  for,  puts,  calls,  rights  of  first  refusal,

agreements,  understandings,  claims or other  commitments or  rights of any character  whatsoever relating  to,  or  securities,  notes  or  rights  convertible  into  or  exchangeable  for  any  shares  of capital stock of the  Company or any of its Subsidiaries, or arrangements by which the Company or  any of  its  Subsidiaries  is  or  may  become  bound  to  issue  additional  shares  of capital  stock  of the  Company  or  any  of  its  Subsidiaries,  (ii)  there  are  no  agreements  or  arrangements  under which  the  Company  or  any  of  its  Subsidiaries  is  obligated  to  register  the  sale  of  any  of  its  or their  securities  under  the  1933  Act  and  (iii)  there  are  no  anti-dilution  or  price  adjustment provisions  contained  in  any  security  issued  by  the  Company  (or  in  any  agreement  providing rights  to  security  holders)  that  will  be  triggered  by  the  issuance  of  any  of  the  Securities.  The

Company has furnished to the Purchaser true and correct  copies of the Company’s Certificate of

  Incorporation  as  in  effect  on  the  date  hereof  (“Certificate  of  Incorporation”),  the  Company’s

By-laws,   as   in   effect   on  the  date   hereof  (the   “By-laws”),   and  the  terms  of  all  securities

convertible  into or exercisable  for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

d)

Issuance   of   Shares.   The   Conversion   Shares   are   duly   authorized   and

reserved  for  issuance  and,  upon  conversion  of the  Note,  as the case  may  be,  in  accordance  with their  respective  terms,  will  be  validly  issued,  fully  paid  and  non-assessable,  and  free  from  all taxes,  liens,  claims  and  encumbrances  with  respect  to  the  issue  thereof  and  shall  not  be  subject to  preemptive  rights or other  similar  rights of shareholders of the Company and  will  not  impose personal liability upon the holder thereof.

e)

Acknowledgment   of   Dilution.   The   Company’s   executive   officers   and

directors  understand  the   nature  of  the  Securities  being  sold  hereby  and  recognize  that  the issuance  of  the  Securities  will  have  a  potential  dilutive  effect  on  the  equity  holdings  of  other

  holders  of  the  Company’s  equity  or  rights  to  receive  equity  of  the  Company.   The  board  of

directors of the Company has concluded,  in its good faith business judgment  that the issuance of

the  Securities  is  in  the  best  interests of the  Company.   The  Company  specifically acknowledges

that  its  obligation  to  issue  the  Conversion  Shares  upon  conversion  of the  Notes  is  binding  upon

the   Company   and   enforceable   regardless   of   the   dilution   such   issuance   may   have   on  the

ownership  interests of other stockholders of the Company or parties entitled to  receive equity of the Company.

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f)

No  Conflicts. The execution, delivery and performance of this  Agreement,

the   Note   by   the   Company   and   the   consummation   by   the   Company   of   the   transactions

contemplated hereby and thereby (including, without  limitation, the issuance and reservation for issuance  of  the  Conversion  Shares)  will  not  (i)  conflict  with  or  result  in  a  violation  of  any provision of the  Certificate  of Incorporation or  By-laws,  or  (ii)  violate or  conflict  with,  or  result in a  breach of any provision of, or constitute a default  (or an event  which with notice or  lapse  of time  or  both  could  become  a  default)  under,  or  give  to  others  any  rights  of  termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture,  patent,  patent  license  or instrument  to  which  the  Company or  any of  its Subsidiaries  is  a part y and  that  is  not  filed  as an

SEC  Document  or  other  document  filed  with  the  SEC,  or  (iii)  result  in  a  violation  of  any  law,

rule,  regulation,  order,  judgment  or  decree  (including  federal  and  state  securities  laws  and regulations  and  regulations  of  any  self-regulatory  organizations  to  which  the  Company  or  its securities  are  subject)  applicable  to  the  Company  or  any  of  its  Subsidiaries  or  by  which  any property or asset  of the Company or any of its Subsidiaries is bound or affected (except  for such conflicts,  defaults,  terminations,  amendments,  accelerations,  cancellations  and  violations  as would  not,  individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect).  Neither  the

Company  nor  any  of  its  Subsidiaries  is  in  violation  of  its  Certificate  of  Incorporation,  By-laws or  other  organizational  documents  and  neither  the  Company  nor  any  of  its  Subsidiaries  is  in

default  (and  no  event  has  occurred  which  with  notice  or  lapse  of  time  or  both  could  put  the

Company  or  any  of  its  Subsidiaries  in  default)  under,  and  neither  the  Company  nor  any  of  its

Subsidiaries  has  taken  any  action  or  failed  to  take  any  action  that  would  give  to  others  any rights  of  termination,  amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture  or instrument  to  which the  Company or  any of its Subsidiaries  is a party or  by which  any property or  assets  of  the  Company  or  any  of  its  Subsidiaries  is  bound  or  affected,  except  for  possible defaults  as  would  not,  individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect.  The businesses  of  the  Company  and  its  Subsidiaries,  if  any,  are  not  being  conducted,  and  shall  not be  conducted  so  long  as  the  Purchaser  owns  any  of  the  Securities,  in  violation  of  any  law,

ordinance  or  regulation of any governmental entity.  Except  as specifically  contemplated  by this

Agreement  and  as  required  under  the  1933  Act  and  any  applicable  state  securities  laws,  the

Company  is  not  required  to  obtain  any  consent,  authorization  or  order  of,  or  make  any  filing  or

registration   with,    any   court,   governmental   agency,    regulatory   agency,    self   regulatory

organization or  stock  market  or  any third  party in  order  for  it  to  execute,  deliver  or  perform any of  its  obligations  under  this  Agreement  and  the  Note  in  accordance  with  the  terms  hereof  or thereof or to  issue  and  sell  the  Securities  in  accordance with the terms hereof and  thereof and  to issue the Conversion Shares. All consents, authorizations, orders, filings and registrations which the  Company  is  required  to  obtain  pursuant  to  the  preceding  sentence  have  been  obtained  or

effected   on  or   prior   to   the   date   hereof.   The   Company   is   not   in   violation   of   the   listing

requirements of the Over-the-Counter Bulletin Board (the “OTCBB”), or OTCQB, or OTC Pink

and  does  not  reasonably  anticipate  that  the  Common  Stock  will  be  delisted  by  the  OTCBB,  or

OTCQB, or  OTC  Pink  in the  foreseeable  future.  The Company and  its Subsidiaries are unaware of any facts or circumstances which might  give rise to any of the foregoing.

g)

SEC Documents; Financial Statements. The Company has filed  all reports,

schedules,  forms,  statements and  other  documents required  to  be  filed  by  it  with the  SEC (all of the  foregoing  filed  prior  to  the  date  hereof  and  all  exhibits  included  therein  and  financial

statements   and   schedules   thereto   and   documents   (other   than  exhibits   to   such  documents)

  incorporated    by   reference    therein,    being    hereinafter    referred    to    herein   as   the   “SEC

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Documents”).   Upon   written   request   the   Company   will   deliver   to   the   Purchaser   true   and

complete  copies  of  the  SEC  Documents,  except  for  such  exhibits  and  incorporated  documents.

As  of  their  respective  dates,  the  SEC  Documents  complied  in  all  material  respects  with  the requirements  of  the  Securities  Exchange  Act  of  1934,  as  amended  (“1934  Act”  or  “Exchange

  Act”), and  none of the SEC Documents, at the time they were filed with the  SEC, contained any untrue statement  of a  material fact  or omitted to  state a material fact  required to  be stated therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the  circumstances  under  which they  were  made,  not  misleading.  None  of  the  statements  made  in  any  such  SEC  Documents  is,

or   has   been,   required   to   be   amended   or   updated   under   applicable   law   (except   for   such

statements  as  have  been  amended  or  updated  in  subsequent  filings  prior  the  date  hereof).  As  of their  respective  dates,  the  financial statements of the  Company  included  in  the  SEC Documents complied  as  to  form  in  all  material  respects  with  applicable  accounting  requirements  and  the published  rules  and  regulations  of the  SEC  with  respect  thereto.  Such  financial  statements  have

been  prepared   in  accordance   with  United  States  generally  accepted  accounting  principles,

consistently  applied,  during  the  periods  involved  and  fairly  present  in  all  material  respects  the consolidated  financial position  of the  Company and  its consolidated  Subsidiaries as of the  dates thereof  and  the  consolidated  results  of  their  operations  and  cash  flows  for  the  periods  then ended  (subject,  in  the  case  of  unaudited  statements,  to  normal  year-end  audit  adjustments).

Except  as set  forth  in the  financial  statements of the  Company  included  in  the  SEC Documents,

the  Company  has  no  liabilities,  contingent  or  otherwise,  other  than  (i)  liabilities  incurred  in  the ordinary  course  of  business,  and  (ii)  obligations  under  contracts  and  commitments  incurred  in the  ordinary course  of business and  not  required  under  generally accepted  accounting  principles to  be  reflected  in  such  financial  statements,  which,  individually  or  in  the  aggregate,  are  not material to the  financial condition or  operating results of the Company. The Company  is subject to the reporting requirements of the 1934 Act.

h)

Absence  of  Certain  Changes.  Since  March  31,  2016,  there  has  been  no material adverse  change  and  no  material adverse development  in the assets,  liabilit ies,  business,

properties, operations,  financial condition, results of operations, prospects or 1934 Act  reporting status of the Company or any of its Subsidiaries.

i)

Absence  of  Litigation.  There  is  no  action,  suit,  claim,  proceeding,  inquiry

or   investigation  before  or   by  any  court,   public   board,   government   agency,   self-regulatory

organization  or  body  pending  or,  to  the  knowledge  of  the  Company  or  any  of  its  Subsidiaries,

threatened  against  or  affecting  the  Company  or  any  of  its  Subsidiaries,  or  their  officers  or directors  in  their  capacity  as  such,  that  could  have  a  Material  Adverse  Effect.  Schedule  3(i)

contains  a  complete  list  and  summary  description  of  any  pending  or,  to  the  knowledge  of  the

Company,  threatened  proceeding  against  or  affecting  the  Company  or  any  of  its  Subsidiaries,

without  regard  to  whether  it  would  have  a  Material  Adverse  Effect.  The  Company  and  its

Subsidiaries  are  unaware  of  any  facts  or  circumstances  which  might  give  rise  to  any  of  the foregoing.

j)

Patents,  Copyrights,  etc.  The  Company  and  each  of  its  Subsidiaries  owns or  possesses  the  requisite  licenses  or  rights  to  use  all  patents,  patent  applications,  patent  rights,

inventions,  know-how, trade  secrets, trademarks,  trademark  applications,  service  marks,  service names, trade names and  copyrights (“Intellectual Property”) necessary to  enable it  to  conduct  its business  as  now  operated  (and,  as  presently  contemplated  to  be  operated  in  the  future);  there  is

SPA –  CETY, T1, 2016-06-06

no  claim  or  action  by  any  person  pertaining  to,  or  proceeding  pending,  or  to  the  Company’s knowledge  threatened,  which  challenges  the  right  of  the  Company  or  of  a  Subsidiary  with respect  to  any  Intellectual  Property  necessary  to  enable  it  to  conduct  its  business  as  now operated  (and,  as  presently  contemplated  to  be  operated  in  the  future);  to  the  best  of  the

  Company’s  knowledge,   the  Company’s  or  its  Subsidiaries’  current   and   intended  products,

services  and  processes  do  not  infringe  on  any  Intellectual  Property  or  other  rights  held  by  any person  and/or  entity;  and  the  Company  is  unaware  of  any  facts  or  circumstances  which  might give  rise  to  any  of  the  foregoing.  The  Company  and  each  of  its  Subsidiaries  have  taken

reasonable   security   measures   to   protect   the   secrecy,   confidentiality   and   value   of   their

Intellectual Property.

k)

No  Materially Adverse Contracts, Etc. Neither  the Company nor any of its

Subsidiaries  is  subject  to  any  charter,  corporate  or  other  legal  restriction,  or  any  judgment,

  decree,  order,  rule  or  regulation  which  in  the  judgment  of  the  Company’s  officers  has  or  is expected  in  the  future  to  have  a  Material  Adverse  Effect.  Neither  the  Company  nor  any  of  its

  Subsidiaries  is  a  party  to  any  contract  or  agreement  which  in  the  judgment  of  the  Company’s officers has or is expected to  have a Material Adverse Effect.

l)

Tax  Status.  The  Company  and  each  of  its  Subsidiaries  has  made  or  filed all  federal,  state  and  foreign  income  and  all  other  tax  returns,  reports  and  declarations  required by  any  jurisdiction  to  which  it  is  subject  (unless  and  only  to  the  extent  that  the  Company  and each  of  its  Subsidiaries  has  set  aside  on  its  books  provisions  reasonably  adequate  for  the payment  of  all  unpaid  and  unreported  taxes)  and  has  paid  all  taxes  and  other  governmental assessments  and  charges  that  are  material  in  amount,  shown  or  determined  to  be  due  on  such returns, reports and  declarations, except  those being contested  in good faith and  has set  aside on its  books  provisions  reasonably  adequate  for  the  payment  of all  taxes  for  periods  subsequent  to the  periods  to  which  such  returns,  reports  or  declarations  apply.  There  are  no  unpaid  taxes  in any  material  amount  claimed  to  be  due  by  the  taxing  authority  of  any  jurisdiction,  and  the officers of the  Company know  of no  basis  for  any  such claim.  The Company  has  not  executed  a waiver  with  respect  to  the  statute  of  limitations  relating  to  the  assessment  or  collection  of  any foreign,  federal,  state or  local tax.  None of the Company’s tax returns  is presently being  audited by any taxing authority.

m)

Certain  Transactions.  Except  for  arm’s  length  transactions  pursuant  to which  the  Company  or  any  of  its  Subsidiaries  makes  payments  in  the  ordinary  course  of business  upon terms  no  less  favorable than  the Company or  any of its Subsidiaries  could  obtain from third parties and other than the grant  of any stock options disclosed on Schedule 3(c), none of  the  officers,  directors,  or  employees  of  the  Company  is  presently  a  party  to  any  transaction with  the  Company  or  any of  its  Subsidiaries  (other  than  for  services  as  employees,  officers  and directors),  including  any  contract,  agreement  or  other  arrangement  providing  for  the  furnishing of  services  to  or  by,  providing  for  rental  of  real  or  personal  property  to  or  from,  or  otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the

Company,  any  corporation,  partnership,  trust  or  other  entity  in  which  any  officer,  director,  or any such employee  has a substantial interest or is an officer, director, trustee or partner.

n)

Disclosure.  All  information  relating  to  or  concerning  the  Company  or  any of its Subsidiaries set  forth in this  Agreement  and  provided  to  the  Purchaser  pursuant  to  Section

SPA –  CETY, T1, 2016-06-06

2(d)  hereof  and  otherwise  in  connection  with  the  transactions  contemplated  hereby  is  true  and correct  in  all  material  respects  and  the  Company  has  not  omitted  to  state  any  material  fact necessary  in  order  to  make  the  statements  made  herein  or  therein,  in  light  of  the  circumstances under  which  they  were  made,  not  misleading.  No  event  or  circumstance  has  occurred  or  exists with  respect  to  the  Company  or  any  of  its  Subsidiaries  or  its  or  their  business,  properties,

prospects,  operations  or  financial  conditions,  which,  under  applicable  law,  rule  or  regulation,

requires public disclosure or announcement  by the Company but  which has not  been so  publicly announced or disclosed.

o)

Acknowledgment   Regarding   Purchaser’   Purchase   of   Securities.   The

Company  acknowledges  and  agrees  that  the  Purchaser  is  acting  solely  in  the  capacity  of  arm’s length  purchaser  with  respect  to  this  Agreement  and  the  transactions  contemplated  hereby.  The

Company  further   acknowledges  that  the   Purchaser   is   not   acting  as   a   financial  advisor   or

fiduciary  of  the  Company  (or  in  any  similar  capacity)  with  respect  to  this  Agreement  and  the

transactions  contemplated  hereby  and  any  statement   made  by  the   Purchaser   or  any  of  its

respective  representatives  or  agents  in  connection  with  this  Agreement  and  the  transactions

contemplated   hereby   is   not   advice   or   a   recommendation   and   is   merely   incidental  to   the

Purchaser’s purchase of the Securities.

p)

No  Integrated  Offering.  Neither  the Company,  nor  any of its affiliates,  nor any person acting on its or their  behalf,  has directly or  indirectly made any offers or sales in  any security  or  solicited  any  offers  to  buy  any  security  under  circumstances  that  would  require registration  under  the  1933  Act  of the  issuance  of  the  Securities  to  the  Purchaser.  The  issuance

of  the   Securities   to   the   Purchaser   will   not   be   integrated   with  any  other   issuance   of  the

  Company’s   securities   (past,   current   or   future)   for   purposes   of   any   shareholder   approval

provisions applicable to the Company or its securities.

q)

Brokers.    The  Company  hereby  represents  and  warrants  that  it  has  not hired,  retained  or  dealt  with  any  broker,  finder,  consultant,  person,  firm  or  corporation  in connection  with  the  negotiation,  execution  or  delivery  of  this  Agreement  or  the  transactions contemplated  hereunder.  The  Company  covenants  and  agrees  that  should  any  claim  be  made against  Purchaser  for any commission or other compensation  by any broker, finder, person, firm or corporation,  including without  limitation, the Broker,  based upon the Company’s engagement of  such  person  in  connection  with  this  transaction,  the  Company  shall  indemnify,  defend  and hold  Purchaser  harmless  from  and  against  any  and  all  damages,  expenses  (including  attorneys’

fees  and  disbursements)  and  liability  arising  from  such  claim.   The  Company  shall  pay  the

commission of the Broker, to the attention of the Broker, pursuant  to their separate agreement(s)

between the Company and the Broker.

r)

Permits;  Compliance.  The  Company  and  each  of  its  Subsidiaries  is  in

possession  of  all  franchises,   grants,  authorizations,   licenses,  permits,  easements,   variances,

exemptions,  consents,  certificates,  approvals  and  orders  necessary  to  own,  lease  and  operate  its properties and  to  carry on  its business as  it  is now  being  conducted  (collectively,  the  “Company

  Permits”),  and  there  is  no  action  pending  or,  to  the  knowledge  of  the  Company,  threatened regarding  suspension  or  cancellation  of any of the  Company  Permits.  Neither  the  Company  nor

any  of  its  Subsidiaries  is  in  conflict  with,  or  in  default  or  violation  of,  any  of  the  Company

Permits,  except  for  any  such  conflicts,  defaults  or  violations  which,  individually  or  in  the

SPA –  CETY, T1, 2016-06-06

aggregate,  would  not  reasonably  be  expected  to  have  a  Material  Adverse  Effect.  Since  March

31,  2016,  neither  the  Company  nor  any  of  its  Subsidiaries  has  received  any  notification  with respect  to  possible conflicts, defaults or violations of applicable laws, except  for notices relating to  possible  conflicts,  defaults  or  violations,  which  conflicts,  defaults  or  violations  would  not have a Material Adverse Effect.

s)

Environmental Matters.

i.

There   are,   to   the   Company’s   knowledge,   with   respect   to   the

Company  or  any  of  its  Subsidiaries  or  any  predecessor  of  the  Company,  no  past  or  present

violations  of  Environmental  Laws  (as  defined   below),   releases  of   any  material  into   the

environment,  actions,  activities,  circumstances,  conditions,  events,  incidents,  or  contractual obligations  which  may  give  rise  to  any  common  law  environmental  liability  or  any  liability under  the  Comprehensive  Environmental  Response,  Compensation  and  Liability  Act  of  1980

or  similar   federal,   state,  local  or   foreign  laws   and   neither  the  Company  nor  any  of  its

Subsidiaries  has  received  any  notice  with  respect  to  any  of  the  foregoing,  nor  is  any  action pending  or, to the  Company’s knowledge,  threatened  in connection with any of the  foregoing.

     The  term  “Environmental  Laws”  means  all  federal,  state,  local  or  foreign  laws  relating  to pollution  or  protection  of  human  health  or  the  environment  (including,  without  limitation,

ambient  air,  surface  water,  groundwater,  land  surface or  subsurface strata),  including,  without limitation,  laws relating  to  emissions,  discharges,  releases or threatened  releases of chemicals,

pollutants contaminants,  or toxic  or  hazardous substances  or  wastes (collectively,  “Hazardous

     Materials”)   into   the   environment,   or   otherwise   relating   to   the   manufacture,   processing,

distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well  as  all  authorizations,  codes,  decrees,  demands  or  demand  letters,  injunctions,  judgments,

licenses,   notices   or   notice   letters,   orders,   permits,   plans   or   regulations   issued,   entered,

promulgated or approved thereunder.

ii.

Other  than  those  that  are  or  were  stored,  used  or  disposed  of  in compliance  with  applicable  law,  no  Hazardous  Materials  are  contained  on  or  about  any  real property  currently  owned,  leased  or  used  by  the  Company  or  any  of  its  Subsidiaries,  and  no

Hazardous Materials were  released  on or  about  any real  property previously owned,  leased  or used  by  the  Company  or  any  of  its  Subsidiaries  during  the  period  the  property  was  owned,

leased  or  used  by  the  Company  or  any  of  its  Subsidiaries,  except  in  the  normal  course  of  the

     Company’s or any of its Subsidiaries’ business.

iii.

There  are   no   underground   storage  tanks   on  or  under  any  real

property  owned,  leased  or  used  by  the  Company  or  any  of  its  Subsidiaries  that  are  not  in compliance with applicable  law.

t)

Title   to   Property.   The   Company   and   its   Subsidiaries   have   good   and

marketable  title  in  fee  simple  to  all real property and  good  and  marketable title to  all personal

property   owned   by   them   which   is   material   to   the   business   of   the   Company   and   its

Subsidiaries,  in  each  case  free  and  clear  of all  liens,  encumbrances and  defects except  such as are  described  in  Schedule  3(t)  or  such  as  would  not  have  a  Material  Adverse  Effect.  Any real property and  facilities  held  under  lease  by the Company and  its Subsidiaries  are  held  by them

SPA –  CETY, T1, 2016-06-06

under  valid,  subsisting  and  enforceable  leases  with  such  exceptions  as  would  not  have   a

Material Adverse Effect.

u)

Insurance.  The  Company  and  its  Subsidiaries  are  insured  by  insurers  of recognized  financial responsibility against  such losses and risks and  in such  coverage amounts as  are  prudent  and  customary  in  the  businesses  in  which  the  Company  is  engaged,  including,

but  not  limited  to,  directors and  officers  insurance coverage  with coverage amounts  that  are at

least  equal to  the  aggregate  Purchase Price.   Neither the Company nor  any Subsidiary has any

reason to  believe  that  it  will  not  be  able to  renew  its existing  insurance coverage as and  when such coverage expires or to obtain similar  coverage from similar  insurers as may be necessary to continue  its business without  a significant  increase in cost.

v)

Internal  Accounting  Controls.  Except  as  disclosed  in the  SEC Documents,

the  Company  and  each  of  its  Subsidiaries  maintain  a  system  of  internal  accounting  controls

     sufficient,   in  the   judgment   of  the   Company’s   board   of  directors,   to   provide   reasonable

assurance  that  (i)  transactions  are  executed   in  accordance  with  management’s  general  or

specific  authorizations,  (ii)  transactions  are  recorded  as  necessary  to  permit  preparation  of

financial  statements   in   conformity  with  generally  accepted   accounting   principles   and   to

maintain  asset  accountability,   (iii)  access  to  assets  is  permitted  only  in  accordance  with management’s general or  specific  authorization and  (iv)  the recorded  accountability  for  assets is  compared  with  the  existing  assets  at  reasonable  intervals  and  appropriate  action  is  taken with respect to  any differences.

w)

Foreign   Corrupt    Practices.    Neither    the   Company,    nor    any   of   its

Subsidiaries,  nor  any director, officer,  agent,  employee or other  person acting  on behalf of the

Company  or   any  Subsidiary  has,   in  the   course  of  his  actions   for,   or  on   behalf  of,   the

Company, used any corporate funds for any unlawful contribution, gift, entertainment  or other unlawful  expenses  relating  to  political activity;  made  any  direct  or  indirect  unlawful  payment to  any foreign  or  domestic  government  official or  employee  from corporate funds;  violated  or

is   in   violation  of  any  provision  of  the  U.S.   Foreign  Corrupt   Practices   Act   of  1977,   as

amended,  or  made  any  bribe,  rebate,  payoff,  influence  payment,  kickback  or  other  unlawful payment  to any foreign or domestic government official or employee.

x)

Solvency.  Except  as disclosed  in  the  SEC Documents,  the Company (after giving  effect  to  the  transactions  contemplated  by  this  Agreement)  is  solvent  (i.e.,  its  assets have  a  fair  market  value  in  excess  of the  amount  required  to  pay  its  probable  liabilities  on  its existing  debts  as  they  become  absolute  and  matured)  and  currently  the  Company  has  no information  that  would  lead  it  to  reasonably  conclude  that  the  Company  would  not,  after giving  effect  to  the  transaction  contemplated  by  this  Agreement,  have  the  ability  to,  nor  does it  intend  to  take  any  action  that  would  impair  its  ability  to,  pay  its  debts  from  time  to  time incurred  in connection therewith as such debts mature.

y)

No  Investment  Company.  The Company  is  not,  and  upon the  issuance  and

sale   of   the   Securities   as   contemplated   by   this   Agreement   will   not   be,   an   “investment

     company”   required   to   be   registered   under   the   Investment   Company   Act   of   1940   (an

     “Investment  Company”). The Company is not controlled by an Investment  Company.

SPA –  CETY, T1, 2016-06-06

z)

No  “Shell”.  The  Company  is  not,  and  has  not  at  any  time  previously  been a Shell Company, as defined  in Rule 144.

4.   COVENANTS.

a)

Best  Efforts.  The  parties  shall  use  their  best  efforts  to  satisfy  timely  each of the conditions described  in Section 6 and 7 of this Agreement.

b)

Form  D;  Blue  Sky  Laws.  The  Company  agrees  to  timely  file  a  Form  D with respect  to  the  Securities as required  under  Regulation D  and  to  provide a copy thereof to the  Purchaser  promptly  after  such  filing.  The  Company  shall,  on  or  before  the  Closing  Date,

take  such  action  as  the  Company  shall  reasonably  determine  is  necessary  to  qualify  the

Securities  for  sale  to  the  Purchaser  at  the applicable  closing  pursuant  to  this  Agreement  under applicable  securities  or  “blue  sky”  laws  of  the  states  of  the  United  States  (or  to  obtain  an exemption  from such qualification),  and  shall provide evidence of any  such action  so  taken to the Purchaser on or prior to the Closing Date.

c)

Use  of Proceeds.  The Company shall use the proceeds  from the sale of the

Securities  for  general  corporate  purposes,  marketing  and  sales,  product  development,  key personnel recruiting and business development  purposes.

d)

Financial   Information.   Upon   written   request    of   the   Purchaser,   the

Company  agrees  to  send  or  make  available  the  following  reports  to  the  Purchaser  until  the

Purchaser  transfers,  assigns,  or  sells  all  of  the  Securities:  (i)  within  ten  (10)  days  after  the filing (or the applicable deadline to so file)  with the SEC or OTC Markets Group, a copy of its

Annual  Report  and  its  Quarterly  Reports  and  any  Supplemental  Reports;  (ii)  within  one  (1)

day after release, copies of all press releases issued  by the Company or any of its Subsidiaries;

and  (iii)  contemporaneously  with  the  making  available  or  giving  to  the  shareholders  of  the

Company,  copies  of  any  notices  or  other  information  the  Company  makes  available  or  gives to  such  shareholders.  Notwithstanding  the  foregoing,  the  Company  shall  not  disclose  any material nonpublic  information to the Purchaser without  its consent  unless such information is disclosed to the public prior to or promptly following such disclosure to the Purchaser.

e)

Listing.  The  Company  will obtain  and,  so  long  as  the  Purchaser  owns  any of  the  Securities,  maintain  the  listing  and  trading  of  its  Common  Stock  on  the  OTCBB,  and

OTCQB,  or  OTC  Pink  or  any  equivalent  replacement  exchange,  the  NASDAQ  Stock  Market

     (“NASDAQ”), the New  York Stock Exchange (“NYSE”), or the  NYSE MKT,  f/k/a  American

     Stock  Exchange  (“AMEX”),  and  will  comply  in  all  respects  with  the  Company’s  reporting,

filing  and  other  obligations  under  the  bylaws  or  rules  of  the  Financial  Industry  Regulatory

     Authority  (“FINRA”)   and   such   exchanges,   as   applicable.   The   Company   shall   promptly

provide  to  the  Purchaser  copies of any  notices  it  receives  from the  SEC,  OTC Markets Group and  any  other  exchanges  or  quotation  systems  on  which  the  Common  Stock  is  then  listed regarding  the  continued  eligibility  of  the  Common  Stock  for  listing  on  such  exchanges  and

quotation   systems,   provided   that   it   shall   not   provide   any   notices   constituting   material

nonpublic  information.

SPA –  CETY, T1, 2016-06-06

f)

Corporate  Existence.   So   long  as  the   Purchaser   beneficially  owns   any

Securities,   the   Company  shall   maintain   its   corporate  existence   and   shall   not   sell  all   or

     substantially  all  of  the  Company’s  assets,  except  in  the  event  of  a  merger  or  consolidation  or sale of all or substantially all of the Company’s assets, where the surviving or successor entity

     in   such   transaction   (i)   assumes   the   Company’s   obligations   hereunder   and   under   the

agreements  and  instruments  entered  into  in  connection  herewith  and  (ii)  is  a  publicly  traded corporation whose Common Stock  is listed for trading on NASDAQ, NYSE or AMEX.

g)

No  Integration.  The  Company  shall  not  make  any  offers  or  sales  of  any security  (other  than  the  Securities)  under  circumstances  that  would  require  registration  of  the

Securities  being  offered  or  sold  hereunder  under  the  1933  Act  or  cause  the  offering  of  the

Securities  to  be  integrated  with  any  other  offering  of  securities  by  the  Company  for  the purpose of any stockholder approval provision applicable to the Company or its securities.

h)

Securities  Laws  Disclosure;  Publicity.   The  Company  shall  comply  with

applicable  securities  laws  by  filing  a  Current  Report  on Form 8-K,  within  four  (4)  Trading  Days following  the  date  hereof,  disclosing  all  the  material  terms  of  the  transactions  contemplated hereby,  if  the  Company  deems  the  transactions  contemplated  hereby  to  constitute  material  non-

public  information.  The  Company  and  Purchaser  shall  consult  with  each  other  in  issuing  any

other   press   releases   with   respect   to   the   transactions   contemplated   hereby,   and   neither   the

Company  nor  Purchaser  shall  issue  any  such  press  release  or  otherwise  make  any  such  public statement  without  the  prior  consent  of  the  Company,  with  respect  to  any  press  release  of  any

Purchaser,  or  without  the  prior  consent  of  Purchaser,  with  respect  to  any  press  release  of  the

Company,  except  if  such  disclosure  is  required  by  law,  in  which  case  the  disclosing  part y  shall promptly provide the other party with prior notice of such public statement  or communication.

i)

Non-Public  Information.    Except  with  respect  to  the  material  terms  and

conditions  of  the  transactions  contemplated  by  this  Agreement,  the  Company  covenants  and agrees  that  neither  it  nor  any  other  person  acting  on  its  behalf  will  provide  the  Purchaser  or  its agents  or  counsel  with  any  information  that  the  Company  believes  constitutes  material  non-

public  information,  unless  prior  thereto  the  Purchaser  shall  have  executed  a  written  agreement

regarding  the  confidentiality  and  use  of  such  information.    The  Company  understands  and

confirms that  the Purchaser shall be relying on the foregoing covenant  in effecting transactions in securities of the Company.

j)

Subsidiaries.   So  long as the  Note remains outstanding, the Company shall not  transfer  any  assets  or  rights  to  any  of  its  subsidiaries  or  permit  any  of  its  subsidiaries  to engage  in any  significant  business or  operations,  whether  such  subsidiaries are currently  existing or hereafter created.

k)

Insurance.   So  long  as  the  Note  remains  outstanding,  the  Company and  its

Subsidiaries   shall   maintain   in   full   force   and   effect   insurance   reasonably   believed   by   the

Company  to  be  adequate  coverage  (a)  on  all  assets  and  activities,  covering  property  loss  or damage  and  loss  of  income  by  fire  or  other  hazards  or  casualty,  and  (b)  against  all  liabilities,

claims  and  risks  for  which  it  is  customary  for  companies  similarly  situated  to  the  Company  to insure,  including  without  limitation  applicable  product  liability  insurance,  required  workmen’s

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compensation  insurance,  and  other  insurance  covering  injury  or  damage  to  persons  or  property,

but  excluding directors and officers  insurance coverage.   The Company shall promptly furnish or

cause  to  be  furnished  evidence  of  such  insurance  to   the  Purchaser,   in  form  and  substance

reasonably satisfactory to the Purchaser.

l)

Par Value.   If the closing  bid price at  any time the Note is outstanding  falls below  $0.005,  the  Company  shall  cause  the  par  value  of  its  Common  Stock  to  be  reduced  to

$0.0001 or less.

m)

[Intentionally Omitted].

n)

Future  Financings:  From  the  date  hereof  until  such  time  as  the  Purchaser no  longer  holds  any  of  the  Securities,  in  the  event  the  Company  issues  or  sells  any  shares  of

Common  Stock  or  securities  directly  or  indirectly  convertible  into  or  exercisable  for  Common

Stock  (“Common  Stock  Equivalents”)  or  amends  the  transaction  documents  relating  to  any  sale

or  issuance  of  Common  Stock  or  Common  Stock  Equivalents,   if  the  Purchaser  reasonably

believes  that  the  terms  and  conditions  thereunder  are  more  favorable  to  such  investors  as  the terms  and  conditions  granted  under  the  Transaction  Documents,  upon  notice  to  the  Company  by such Purchaser, the Transaction Documents shall be deemed automatically amended so  as to  give the  Purchasers  the  benefit  of  such  more  favorable  terms  or  conditions.  Promptly  following  a request  to  the  Company  the  Company  shall  provide  Purchaser  with  all  executed  transaction documents  relating  to  any  such  sale  or  issue  of  Common  Stock  or  Common  Stock  Equivalents.

Company   shall   deliver   acknowledgment   of   such   automatic   amendment   to   the   Transaction

Documents  to  Purchaser  in  form  and  substance  reasonably  satisfactory  to  the  Purchaser  (  the

“Acknowledgment”)   within   three   (3)   business   days   of  Company’s   receipt   of  request   from

Purchaser    (the    “Deadline”),    provided    that    Company’s    failure    to    timely    provide    the

Acknowledgement   shall   not   affect   the   automatic   amendments   contemplated   hereby.   If   the

Acknowledgement   is   not   delivered   by  the   Deadline,   Company   shall  pay  to   the   Purchaser

$1000.00  per  day  in  cash,  for  each  day  beyond  the  Deadline  that  the  Company  fails  to  deliver such Acknowledgement.

5.   Transfer   Agent   Instructions.   Upon   receipt   of   a   duly   executed   Notice   of

Conversion,  the  Company  shall  issue  irrevocable  instructions  to  its  transfer  agent  to  issue certificates,  registered  in  the  name  of the  Purchaser  or  its nominee,  for  the Conversion Shares in  such  amounts  as  specified  from  time  to  time  by  the  Purchaser  to  the  Company  upon

conversion  of  the   Note,   or   any  part   thereof,   in  accordance   with  the   terms   thereof  (the

     “Irrevocable  Transfer  Agent  Instructions”).  In the event  that the  Company proposes to  replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer  Agent  Instructions in a form as initially delivered pursuant to  this  Agreement  and  the  Securities  (including  but  not  limited  to  the provision to  irrevocably reserve  shares  of Common Stock  in the  Reserved  Amount  (as defined  in  the Note))  signed  by

the  successor  transfer   agent   to   Company  and  the  Company.   Prior  to  registration  of  the

Conversion  Shares  under  the  1933  Act  or  the  date  on  which  the  Conversion  Shares  may  be sold  pursuant  to  Rule  144  without  any  restriction  as  to  the  number  of  Securities  as  of  a particular  date that  can then  be  immediately sold,  all such certificates shall bear  the restrictive

legend  specified  in  Section  2(g)  of  this   Agreement.  The  Company  warrants  that:  (i)   no

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instruction other  than the  Irrevocable Transfer  Agent  Instructions referred  to  in this Section 5,

and   stop   transfer   instructions   to   give   effect   to   Section   2(f)   hereof   (in   the   case   of   the

Conversion  Shares,  prior  to  registration  of  the  Conversion  Shares  under  the  1933  Act  or  the date on which the Conversion Shares may be sold  pursuant  to Rule 144 without  any restriction as  to  the  number  of Securities  as  of  a  particular  date  that  can  then  be  immediately  sold),  will be  given  by the  Company to  its transfer  agent  and  that  the Securities  shall otherwise  be  freely transferable  on  the  books  and  records  of  the  Company  as  and  to  the  extent  provided  in  this

Agreement  and the Note; (ii)  it  will not  direct  its transfer agent  not to transfer or delay,  impair,

and/or  hinder  its  transfer  agent  in  transferring  (or  issuing)(electronically  or  in  certificated form)  any  certificate  for  Conversion  Shares  to  be  issued  to  the  Purchaser  upon  conversion  of or  otherwise  pursuant  to  the  Note  as  and  when  required  by  the  Note  and  this  Agreement;  and

(iii)  it  will not  fail to remove (or direct  its transfer agent  not to  remove or impair, delay, and/or hinder  its  transfer  agent  from  removing)  any  restrictive  legend  (or  to  withdraw  any  stop transfer  instructions  in  respect  thereof)  on  any  certificate  for  any Conversion  Shares  issued  to the  Purchaser  upon  conversion  of or  otherwise  pursuant  to  the  Note  as  and  when  required  by the  Note  and  this  Agreement.  Nothing  in  this  Section  shall  affect  in  any  way  the  Purchaser’s obligations  and  agreement  set  forth  in  Section  2(g)  hereof  to  comply  with  all  applicable prospectus  delivery  requirements,  if  any,  upon  re-sale  of  the  Securities.  If  the  Purchaser provides the  Company with (i)  an opinion of counsel  in  form,  substance and  scope customary for  opinions  in  comparable  transactions,  to  the  effect  that  a  public  sale  or  transfer  of  such

Securities  may  be  made  without  registration  under  the  1933  Act  and  such  sale  or  transfer  is effected  or  (ii)  the  Purchaser  provides  reasonable  assurances  that  the  Securities  can  be  sold

pursuant   to   Rule   144,   the   Company   shall   permit   the   transfer,   and,   in   the   case   of   the

Conversion  Shares,  promptly  instruct  its  transfer  agent  to  issue  one  or  more  certificates,  free

from   restrictive   legend,   in   such   name   and   in   such   denominations   as   specified   by   the

Purchaser.  The  Company  acknowledges  that  a  breach  by  it  of  its  obligations  hereunder  will cause  irreparable  harm to the  Purchaser,  by vitiating  the  intent  and  purpose of the transactions contemplated  hereby.  Accordingly,  the  Company  acknowledges  that  the  remedy  at  law  for  a breach  of  its  obligations  under  this  Section  5  may  be  inadequate  and  agrees,  in  the  event  of a breach  or  threatened  breach  by  the  Company  of  the  provisions  of  this  Section,  that  the

Purchaser   shall  be  entitled,   in  addition  to   all  other  available  remedies,   to   an  injunction

restraining  any  breach  and  requiring  immediate  transfer,  without  the  necessity  of  showing economic  loss and without any bond or other security being required.

6.   Injunction Posting  of  Bond.   In  the  event  the  Purchaser  shall  elect  to  convert  the

Note  or  any  parts  thereof,  the  Company  may  not  refuse  conversion  or  exercise  based  on  any claim  that  Purchaser  or  anyone  associated  or  affiliated  with  Purchaser  has  been  engaged  in

any  violation  of  law,  or  for  any  other  reason.    In  connection  with  any  injunction  sought  or

attempted  by the  Company,  the  Company shall  be required  to  post  a bond  at  least  equal to  the greater of either:  (i)  the  outstanding  principal amount  of the Note; and  (ii)  the  market  value  of the  Conversion Shares sought  to  be converted,  exercised  or  issued,  based  on the sale price  per share of Common Stock on the principal market  on which it  is  traded.

7.   Delivery of Unlegended Shares.

a)

Within   three   (3)   business   days   (such   third   business   day   being   the

     “Unlegended  Shares  Delivery  Date”)  after  the  business  day  on  which  the  Company  has

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received   (i)   a   notice  that   Conversion  Shares,   or  any  other  Common  Stock  held   by  the

Purchaser  has  been  sold  pursuant  to  a  registration  statement  or  Rule  144  under  the  1933  Act,

(ii)  a  representation  that  the  prospectus  delivery  requirements,  or  the  requirements  of  Rule

144,  as  applicable  and  if  required,  have  been  satisfied,  (iii)  the  original  share  certificates representing  the  shares  of  Common  Stock  that  have  been  sold,  and  (iv)  in  the  case  of  sales under Rule 144, customary representation letters of the  Purchaser and,  if required,  Purchaser’s broker  regarding  compliance  with  the  requirements  of Rule  144,  the  Company  at  its  expense,

(y)  shall  deliver,  and  shall  cause  legal  counsel  selected  by  the  Company  to  deliver  to  its

transfer  agent  (with  copies  to   Purchaser)  an  appropriate  instruction  and  opinion  of  such counsel,  directing  the  delivery of shares  of Common  Stock  without  any  legends  including  the

     legend   set   forth   in   Section   4(h)   above   (the   “Unlegended   Shares”);   and   (z)   cause   the

transmission  of  the  certificates  representing  the  Unlegended  Shares  together  with  a  legended certificate  representing  the  balance  of  the  submitted  Common  Stock  certificate,  if  any,  to  the

Purchaser  at  the  address  specified  in  the  notice  of  sale,  via  express  courier,  by  electronic transfer or otherwise on or before the Unlegended  Shares Delivery Date.

b)

The  Company  understands  that  a  delay  in  the  delivery  of  the  Unlegended

Shares  later  than  the  Unlegended  Shares  Delivery  Date  could  result  in  economic  loss  to  the

Purchaser.    As  compensation  to  Purchaser  for  such  loss,  the  Company  agrees  to  pay  late payment  fees (as liquidated damages and  not  as a penalty) to the  Purchaser  for  late delivery of

Unlegended  Shares  in  the  amount  of $1,000.00  per  business  day  after  the  Unlegended  Shares

Delivery  Date.  If  during  any  three  hundred  and  sixty  (360)  day  period,  the  Company  fails  to deliver  Unlegended  Shares  as  required  by  this  Section  for  an  aggregate  of  thirty  (30)  days,

then  Purchaser  or  assignee  holding  Securities  subject  to  such  default  may,  at  its  option,

require  the  Company  to  redeem  all  or  any  portion  of  the  shares  subject  to  such  default  at  a price  per  share  equal  to  the  greater  of  (i)  200%  of  the  most  recent  closing  price  of  the

Common  Stock  or  (ii)  a  fraction  in  which  the  numerator  is  the  highest  closing  price  of  the

Common Stock during the aforedescribed thirty (30) day period and the denominator of which is the  lowest  conversion price during such thirty (30) day period,  multiplied  by the  conversion

price  or  exercise  price,  as  the  case  may  be  (“Unlegended  Redemption  Amount”).    The

Company  shall  pay  any  payments  incurred  under  this  Section  in  immediately  available  funds upon demand.

8.   Conditions  to  the  Company’s  Obligation  to  Sell.  The  obligation  of  the  Company

hereunder   to   issue   and   sell  the   Note   to   the   Purchaser   at   the   Closing   is   subject   to   the

satisfaction,   at   or   before  the   Closing   Date  of   each  of  the   following   conditions   thereto,

provided  that  these  conditions  are  for  the  Company’s  sole  benefit  and  may  be  waived  by  the

Company at  any time  in its sole discretion:

a)

The  Purchaser  shall  have  executed  this  Agreement  and  delivered  the  same to the Company.

b)

The Purchaser shall have delivered the Purchase Price  to the Company.

c)

The  representations  and  warranties  of  the  Purchaser  shall  be  true  and correct  in all  material respects as of the date when  made and  as of the Closing  Date as though made  at  that  time  (except  for  representations  and  warranties  that  speak  as  of  a  specific  date),

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and  the  Purchaser  shall  have  performed,  satisfied  and  complied  in  all  material  respects  with

the   covenants,   agreements   and   conditions   required   by  this   Agreement   to   be   performed,

satisfied or complied with by the  Purchaser at or prior to the Closing Date.

d)

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or injunction  shall  have  been  enacted,  entered,  promulgated  or  endorsed  by  or  in  any  court  or governmental  authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having authority  over  the  matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of the transactions contemplated by this Agreement.

9.   Conditions  to  The  Purchaser’s  Obligation  to  Purchase.  The  obligation  of  the

Purchaser  hereunder  to  purchase  the  Note  at  the  Closing  is  subject  to  the  satisfaction,  at  or before the Closing Date of each of the following conditions, provided that these conditions are for  the  Purchaser’s  sole  benefit  and  may  be  waived  by  the  Purchaser  at  any  time  in  its  sole discretion:

a)

The  Company  shall  have  executed  this  Agreement  and  delivered  the  same to the Purchaser.

b)

The  Company  shall  have  delivered  to  the  Purchaser  the  duly  executed

Note  (in  such  denominations  as  the  Purchaser  shall  request)  in  accordance  with  Section  1 above.

c)

The   Irrevocable   Transfer   Agent   Instructions,   in   form   and   substance

satisfactory to the  Purchaser,  shall have  been delivered to  and  acknowledged  in writing  by the

     Company’s  Transfer  Agent  (a  copy  of  which  written  acknowledgment  shall  be  provided  to

Purchaser simultaneously with Closing).

d)

The  representations  and  warranties  of  the  Company  shall  be  true  and correct  in all  material respects as of the date when  made and  as of the Closing  Date as though made  at  such  time  (except  for  representations  and  warranties  that  speak  as  of a  specific  date)

and  the  Company  shall  have  performed,  satisfied  and  complied  in  all  material  respects  with

the   covenants,   agreements   and   conditions   required   by  this   Agreement   to   be   performed,

satisfied  or  complied  with  by  the  Company  at  or  prior  to  the  Closing  Date.  The  Purchaser shall  have  received  a  certificate  or  certificates,  executed  by  the  chief  executive  officer  of  the

Company, dated as of the  Closing Date, to the foregoing effect  and  as to  such other  matters as may  be  reasonably  requested  by  the  Purchaser  including,  but  not  limited  to  certificates  with respect  to  the  Company’s  Certificate  of  Incorporation,  By-laws,  incumbency,  and  Board  of

     Directors’ resolutions relating to the transactions contemplated hereby.

e)

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or injunction  shall  have  been  enacted,  entered,  promulgated  or  endorsed  by  or  in  any  court  or governmental  authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having authority  over  the  matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of the transactions contemplated by this Agreement.

f)

No  event  shall  have  occurred  which  could  reasonably  be expected  to  have a  Material  Adverse  Effect  on  the  Company  including  but  not  limited  to  a  change  in  the  1934

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Act  reporting  status  of  the  Company  or  the  failure  of  the  Company  to  be  timely  in  its  1934

Act  reporting obligations.

g)

The  Conversion  Shares  shall  have  been  authorized  for  quotation  on  the

OTCBB,   OTCQB,   and   OTC   Pink,   and   trading   of  the   Common  Stock  on  the   OTCBB,

OTCQB,  and  OTCPink  shall  not  have  been  suspended  by  the  SEC  or  the  OTC  Markets

Group.

10. Governing Law; Miscellaneous.

a)

Governing  Law.  This  Agreement  shall  be  governed  by  and  construed  in accordance with the  laws of the State of New York without  regard  to  principles of conflicts of

laws  thereof  or  any  other  State.   Any  action  brought  by  any  party  against  any  other  party hereto  concerning  the  transactions  contemplated  by  this  Agreement  shall  be  brought  only  in the  state  courts  of  New  York  or  in  the  federal  courts  located  in  the  state  and  county  of  New

York.  The  parties  to  this  Agreement  hereby  irrevocably  waive  any  objection  to  jurisdiction and  venue  of any action  instituted  hereunder  and  shall  not  assert  any defense  based  on  lack  of

jurisdiction  or   venue   or   based   upon forum  non   conveniens.   The   parties   executing   this

Agreement  and  other  agreements  referred  to  herein  or delivered  in  connection  herewith on  behalf of the  Company  agree  to  submit  to the in  personam jurisdiction  of such  courts

and  hereby  irrevocably  waive  trial  by  jury.   The  prevailing  party  shall  be  entitled  to

     recover  from  the  other  party  its  reasonable  attorney’s  fees  and  costs.   In  the  event  that  any

provision  of  this  Agreement  or  any  other  agreement  delivered  in  connection  herewith  is invalid  or  unenforceable  under  any  applicable  statute or  rule  of  law,  then  such provision  shall be  deemed  inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed

modified  to  conform  with  such  statute  or  rule  of  law.   Any  such  provision  which  may  prove

invalid  or  unenforceable  under  any  law  shall  not  affect  the  validity  or  enforceability  of  any

other  provision  of  any  agreement.   Each  party  hereto  hereby  irrevocably  waives  personal service  of  process  and  consents  to  process  being  served  in  any  suit,  action  or  proceeding  in connection  with  this  Agreement  or  any  other  transaction  document  contemplated  hereby  by mailing  a  copy thereof  via  registered  or  certified  mail or  overnight  delivery (with  evidence  of delivery)  to  such  party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and agrees  that  such  service  shall  constitute  good  and  sufficient  service  of  process  and  notice

thereof.   Nothing  contained  herein  shall  be  deemed  to  limit  in  any  way  any  right  to  serve process in any other  manner permitted by law.

b)

Removal  of  Restrictive   Legends.   In  the  event  that   Purchaser   has  any

     shares  of  the  Company’s  Common  Stock  bearing  any  restrictive  legends,  and   Purchaser,

through its counsel or other representatives, submits to the Transfer  Agent  any  such shares  for

the  removal  of  the  restrictive   legends  thereon  in  connection  with  a  sale  of  such  shares pursuant  to any exemption  to  the  registration  requirements  under  the  Securities  Act,  and  the

Company  and  or  its  counsel  refuses  or  fails  for  any  reason  (except  to  the  extent  that  such refusal  or  failure  is  based  solely  on  applicable  law  that  would  prevent  the  removal  of  such restrictive  legends)  to  render  an  opinion  of  counsel  or  any  other  documents  or  certificates required  for  the  removal  of  the  restrictive  legends,  then  the  Company  hereby  agrees  and

acknowledges  that   the  Purchaser   is  hereby  irrevocably  and  expressly  authorized  to  have counsel  to  the  Purchaser  render  any  and  all  opinions  and  other  certificates  or  instruments

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which  may  be  required  for  purposes  of  removing  such  restrictive  legends,  and  the  Company

hereby   irrevocably   authorizes   and   directs   the   Transfer   Agent   to,   without   any   further

confirmation  or  instructions  from  the  Company,  issue  any  such  shares  without  restrictive legends  as  instructed  by  the  Purchaser,  and  surrender  to  a  common  carrier  for  overnight delivery to the address as specified  by the Purchaser, certificates, registered  in the name of the

Purchaser  or  its  designees,  representing  the  shares  of  Common  Stock  to  which  the  Purchaser is  entitled,  without  any  restrictive  legends  and  otherwise  freely  transferable  on  the  books  and records of the Company.

c)

Filing  Requirements.   From the date of this  Agreement  until  the  Notes are

no  longer  outstanding,  the  Company  will  timely  and  voluntarily  comply  with  all  reporting requirements  that  are  applicable  to  an  issuer  with  a  class  of  shares  registered  pursuant  to

Section  12(g)  of  the  1934  Act,  whether  or  not  the  Company  is  then  subject  to  such  reporting requirements,  and  comply  with  all  requirements  related  to  any  registration  statement  filed

pursuant  to  this  Agreement.   The  Company  will  use  reasonable  efforts  not  to  take  any  action or  file  any  document  (whether  or  not  permitted  by  the  1933  Act  or  the  1934  Act  or  the  rules thereunder)  to  terminate  or  suspend  such  registration  or  to  terminate  or  suspend  its  reporting and  filing  obligations under  said  acts until the  Notes are  no  longer  outstanding.  The Company will maintain the quotation or listing of its Common Stock on the  OTCBB, OTCQB, and OTC

Pink,  NYSE,  or  NASDAQ  Stock  Market  (whichever  of  the  foregoing  is  at  the  time  the principal  trading  exchange  or  market  for  the  Common  Stock  (the  “Principal  Market”),  and

     will  comply  in  all  respects  with  the  Company’s  reporting,  filing  and  other  obligations  under

the   bylaws   or   rules   of  the   Principal  Market,   as   applicable.   The   Company  will  provide

Purchaser  with  copies  of  all  notices  it  receives  notifying  the  Company  of  the  threatened  and

actual  delisting  of  the  Common  Stock  from  any  Principal  Market.   As  of  the  date  of  this

Agreement  and  the  Closing  Date,  the  OTC  Pink,  is  the  Principal  Market.  Until  the  Note is  no

longer  outstanding,  the  Company  will  continue  the  listing  or  quotation  of the  Common  Stock on a Principal Market  and will comply in all respects with the Company’s reporting,  filing and other obligations under the bylaws or rules of the Principal Market.

d)

144  Default.    In  the  event  commencing  twelve  (12)  months  after  the

Closing  Date  and  ending  twenty-four  (24)  months  thereafter, the  Purchaser  is  not  permitted to

resell  any  of  the  Conversion  Shares  without   any  restrictive   legend   or  if   such  sales   are

permitted  but  subject  to  volume  limitations  or  further  restrictions  on  resale  as  a  result  of  the unavailability  to  Subscriber  of  Rule  144(b)(1)(i)  under  the  1933  Act  or  any  successor  rule  (a

     “144  Default”),   for  any  reason  except  for   Purchasers’  status  as  an  Affiliate  or  “control

     person”  of the  Company,  or  as  a  result  of a  change  in  current  applicable  securities  laws,  then the  Company  shall  pay  such  Purchaser  as  liquidated  damages  and  not  as  a  penalty  an  amount equal to  two  percent  (2%)  of the  value of  Conversion Shares  (based  on the closing  sale of the

Common  Stock)  subject  to  such  144  Default  during  the  pendency  of  the  144  Default  of  each thirty day period thereafter (or portion thereof).

e)

Fees and  Expenses.   On  or  prior  to  the Closing,  the Company  shall  pay  or reimburse  to  Purchaser  a  non-refundable,  non-accountable  sum  equal  to  $5,000.00  as  and  for the  fees,  costs  and  expenses  (including  without  limitation  legal  fees  and  disbursements  and due  diligence  and  administrative  expenses)  incurred  by  the  Purchaser  in  connection  with  the

     Purchaser’s  due  diligence   and   negotiation,   preparation  and   execution  of  the  Transaction

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Documents  and  consummation  of  the  Transactions.   The  Purchaser  may  withhold  and  offset

the   balance   of  such  amount   from  the   payment   of   its  Purchase  Price  otherwise  payable

hereunder  at  Closing,  which  offset  shall  constitute  partial  payment  of  such  Purchase  Price  in

an amount  equal to  such offset.   Except  as expressly set  forth in this  Agreement  or the Note to the  contrary,  each  party  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,  accountants and  other  experts,  if  any,  and  all  other  expenses  incurred  by  such  party  incident  to  the

negotiation,   preparation,   execution,   delivery   and   performance   of   this   Agreement.     The

Company  shall  pay  all  transfer  agent  fees,  stamp  taxes  and  other  taxes  and  duties  levied  in connection with the delivery of any Securities to the Purchaser.

f)

Usury.   To  the  extent  it  may  lawfully  do  so,  the  Company  hereby  agrees not  to  insist  upon  or  plead  or  in  any  manner  whatsoever  claim,  and  will  resist  any  and  all efforts to  be  compelled  to  take the  benefit  or  advantage of,  usury laws wherever  enacted,  now or  at  any time  hereafter  in  force,  in  connection  with  any claim,  action  or  proceeding  that  may

be   brought   by   the   Purchaser   in  order   to   enforce   any  right   or   remedy  under   the   Note.

Notwithstanding  any  provision  to  the  contrary  contained  in  herein  or  under  the  Note,  it  is expressly  agreed  and  provided  that  the  total  liability  of  the  Company  under  the  Note  for payments  in  the  nature  of interest  shall  not  exceed  the  maximum  lawful rate authorized  under applicable  law  (the  “Maximum  Rate”),  and,  without  limiting  the  foregoing,  in  no  event  shall any  rate  of  interest  or  default  interest,  or  both  of them,  when  aggregated  with  any  other  sums in  the  nature  of  interest  that  the  Company  may  be  obligated  to  pay  under  the  Note  or  herein exceed such Maximum Rate.  It  is agreed that  if the maximum contract rate of interest  allowed

by  law  and   applicable   to  the   Note  is   increased  or  decreased   by  statute  or  any  official

governmental action subsequent  to  the date hereof, the new  maximum contract  rate of interest allowed  by  law  will  be  the  Maximum  Rate  applicable  to  the  Note  from  the  effective  date

forward,  unless  such  application  is  precluded  by  applicable  law.   If  under  any  circumstances

whatsoever,  interest  in  excess of the  Maximum Rate is paid  by the  Company to  the  Purchaser with  respect  to  indebtedness  evidenced  by  the  Note,  such  excess  shall  be  applied  by  the

Purchaser  to  the  unpaid  principal  balance  of  any  such  indebtedness  or  be  refunded  to  the

Company, the  manner of handling such excess to be at the Purchaser’s election.

g)

Headings.   The   headings   of   this   Agreement   are   for   convenience   of

reference only and shall not  form part  of, or affect  the interpretation of, this Agreement.

h)

Severability.  In  the  event  that  any  provision  of  this  Agreement  is  invalid or  unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be deemed  inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified to  conform with such  statute or  rule of law.  Any provision  hereof which  may prove  invalid  or

unenforceable  under  any  law  shall  not  affect  the   validity  or  enforceability  of  any  other

provision hereof.

i)

Entire   Agreement;  Amendments.   This   Agreement   and  the   instruments

referenced  herein  contain  the  entire  understanding  of  the  parties  with  respect  to  the  matters covered  herein  and  therein  and,  except  as  specifically  set  forth  herein  or  therein,  neither  the

Company nor the Purchaser  makes any representation, warranty, covenant  or undertaking with respect  to  such  matters.  No  provision  of  this  Agreement  may  be  waived  or  amended  other than by an instrument  in writing signed by the  Purchaser.

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j)

Notices.  All  notices,  demands,  requests,  consents,  approvals,  and  other communications  required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise

specified   herein,   shall  be   (i)   personally  served,   (ii)   deposited   in  the   mail,   registered  or

certified,  return  receipt  requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier

service   with   charges   prepaid,   or   (iv)   transmitted   by   hand   delivery,   telegram,   email   or

facsimile,  addressed  as  set  forth  below  or  to  such  other  address  as  such  party  shall  have specified  most  recently  by  written  notice.  Any  notice  or  other  communication  required  or permitted  to  be  given  hereunder  shall  be  deemed  effective  (a)  upon  hand  delivery or  delivery by  facsimile  or  email,  with  accurate  confirmation  generated  by  the  transmitting  facsimile machine  or  computer,  at  the  address,  email  or  number  designated  below  (if  delivered  on  a business  day  during  normal  business  hours  where  such  notice  is  to  be  received),  or  the  first business day  following  such delivery (if delivered  other than on a business day during  normal

business   hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second  business  day following  the  date  of  mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such address,  or  upon actual receipt  of such  mailing,  whichever  shall  first  occur. The addresses  for such communications shall be:

Purchaser:

EMA Financial, LLC

40 Wall Street, Suite 1700

New York, NY 10005

Attn: Felicia Preston

admin@emafin.com

Company:

Clean Energy Technologies, Inc.

150 Bake Street E

Costa Mesa, CA 92626

Attn: Kam Mahdi, CEO

Email: ________________

Fax: ________________

Each party shall provide  notice to the other party of any change in address.

k)

Successors  and  Assigns.  This  Agreement  shall  be  binding  upon  and  inure to  the  benefit  of  the  parties  and  their  successors  and  assigns.  Neither  the  Company  nor  the

Purchaser  shall assign this  Agreement  or  any rights or obligations  hereunder  without  the  prior written  consent  of  the  other.  Notwithstanding  the  foregoing,  subject  to  Section  2(f),  the

Purchaser  may  assign  its  rights  hereunder  to  any  person  that  purchases  Securities  in  a  private transaction  from  the  Purchaser  or  to  any  of  its  “affiliates,”  as  that  term  is  defined  under  the

1934 Act, without the consent  of the Company.

l)

Third  Party  Beneficiaries.  This  Agreement  is  intended  for  the  benefit  of the  parties  hereto  and  their  respective  permitted  successors  and  assigns,  and  is  not  for  the benefit  of, nor may any provision hereof be enforced by, any other person.

m)

Survival.  The  representations  and  warranties  of  the  Company  and  the agreements  and  covenants  set  forth  in  this  Agreement  shall  survive  the  closing  hereunder notwithstanding  any  due  diligence  investigation  conducted  by  or  on  behalf  of  the  Purchaser.

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The  Company  agrees  to  indemnify  and  hold  harmless  the  Purchaser  and  all  their  officers,

directors,  employees  and  agents  for  loss  or  damage  arising  as  a  result  of  or  related  to  any

breach  or   alleged   breach  by  the  Company  of  any  of  its  representations,   warranties  and

covenants  set  forth  in  this  Agreement  or  any  of  its  covenants  and  obligations  under  this

Agreement, including advancement  of expenses as they are incurred.

n)

Further  Assurances.  Each  party  shall  do  and  perform,  or  cause  to  be  done and  performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such  other

agreements,   certificates,   instruments   and   documents,   as   the   other   party   may   reasonably

request  in order to  carry out the  intent  and  accomplish the purposes of this  Agreement  and  the consummation of the transactions contemplated hereby.

o)

No  Strict  Construction.  The   language  used  in  this   Agreement  will  be

deemed to  be the  language chosen by the parties to express their  mutual intent, and  no  rules of strict  construction will be applied against  any party.

p)

Remedies.   The   Company   acknowledges   that   a   breach   by   it   of   its

obligations  hereunder  will  cause  irreparable  harm  to  the  Purchaser  by  vitiating  the  intent  and purpose  of  the  transaction  contemplated  hereby.  Accordingly,  the  Company  acknowledges that  the  remedy at  law  for  a  breach of its obligations  under  this  Agreement  will  be  inadequate and  agrees,  in the  event  of a  breach or threatened  breach  by the Company of the provisions of this  Agreement, that  the  Purchaser  shall  be entitled,  in addition to  all other  available remedies at  law  or  in  equity,  and  in  addition  to  the  penalties  assessable  herein,  to  an  injunction  or injunctions  restraining,  preventing  or  curing  any  breach  of  this  Agreement  and  to  enforce specifically  the  terms  and  provisions  hereof,  without  the  necessity  of  showing  economic  loss and without  any bond or other security being required.

q)

Counterparts.     This   Agreement   may   be   executed   in   any   number   of

counterparts, each of which when so  executed  and  delivered  shall be deemed  to  be an original and all of which together shall be deemed to be one and the same agreement.

r)

Signatures.     Any   signature   transmitted   by   facsimile,   e-mail,   or   other

electronic  means shall be deemed to  be an original signature.

(Remainder of page intentionally left  blank)

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IN   WITNESS   WHEREOF,   the   undersigned   Purchaser   and   the   Company   have   caused   this

Agreement to  be duly executed as of the date first  above written.

CLEAN ENERGY TECHNOLOGIES, INC.

By:

Name:  Kam Mahdi

Title: CEO

EMA FINANCIAL, LLC

By:

Name:  Felicia Preston

Title:    Director

GUARANTY

Each   of   the   undersigned   subsidiaries   of   the   Company   jointly   and   severally,   absolutely,

unconditionally  and  irrevocably,  guarantees  to  the  Purchaser  and  their  respective  successors,

indorsees,  transferees  and  assigns,  the  prompt  and  complete  payment  and  performance  by  the

Company  when due  (whether  at  the  stated  maturity,  by acceleration or  otherwise)  of all  amounts

due  under,  and  all  other  obligations  under,  the  Note.   Each  such  subsidiary’s  liability  under  this

Guaranty shall be unlimited, open and continuous for so  long as this  Guaranty remains in  force.

TRIDENT MANUFACTURING, INC.

HEAT RECOVERY

SOLUTIONS

By:

Print  Name/Title:

By:

Print  Name/Title:

CLEAN ENERGY HRS, LLC.

By:

Print  Name/Title:

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